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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                          SENIOR CARE INDUSTRIES, INC.

           Nevada                                               68-0221599
           ------                                               ----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


410 Broadway, 2nd Floor, Laguna Beach, CA 92651
-----------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


(949) 376-3125   (949) 376-9117 FAX
-----------------------------------
(ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)



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FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

                                        3



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   Item 1.  Changes in Control of Registrant

Not Applicable

   Item 2.  Acquisition or Disposition of Assets

Not Applicable

   Item 3.  Bankruptcy or receivership

Not Applicable

   Item 4.  Changes in Registrant's Certifying Accountant

The Company changed auditors effective on August 1, 2000 naming Mendoza and Berger, CPA"s, 25200 La Paz Road, Suite 111, Laguna Hills, CA 92653, telephone
(949) 598-8105 as its auditor to replace John Spurgeon, CPA who had been the Company's auditor until that date. The reason for the change in auditors is as follows:

The Company made application with the American Stock Exchange and in connection with that application, the analyst requested information regarding the status of the Company's auditor with AICPA as a member of the SEC practice section. The Company's auditor, John Spurgeon, CPA was admitted to the practice section on April 3, 2000. However, he had not undergone peer review. Because the work done to audit the Company's financial statements for the year 1999 was done prior to the admission to the practice section, it was determined that the audit should be redone after his admission and that the work should be reviewed by a member of the practice section who had already undergone peer review since the Company's auditor, John Spurgeon had not.

For that reason, the Company engaged the firm of Corbin & Wertz to review Mr. Spurgeon's work for the year 1999 which would be reviewed by Corbin & Wertz, CPA's who were members of the practice section and had undergone peer review.

However, once the reviewed restated audit for 1999 was filed on an amended 10KSB/A on June 27, 2000, it was determined that either a complete reaudit of 1999 would be required by a member of the SEC Practice Section who had undergone peer review or, in lieu of that requirement, a stub audit for the first quarter of the year 2000 would be required. The Company then solicited bids from three auditing firms, all of whom were members of the SEC Practice Section of the AICPA. The lowest bid and the firm which the Company believed could complete the audit most readily was Mendoza & Berger whom the Company then engaged as its auditor to undertake that work and to become its regular auditor.

                                        4


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   Item 5.  Other Events

None

   Item 6.  Resignation of Registrant's Directors

Kenneth Schultz, who was a director and Vice President of the Company resigned from both positions effective July 15, 2000, to take a full time position with a major mortgage banking company in the Mid West United States.

Al Harvey resigned as a director of the Company effective on August 7, 2000 due to the press of personal business which no longer allowed him to give the necessary time required of directors of the Company.

Neither of these persons has been replaced to date.

   Item 7.  Financial Statements and Exhibits

Not Applicable

   Item 8.  Change in Fiscal Year

Not Applicable

   Item 9.  Change in Security Rating

Not Applicable

                                        5


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                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: August 8, 2000

/S/ Stephen Reeder
-----------------------------------
Stephen Reeder
Chief Executive Officer & Director



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